UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2016

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2016, Chris Peracchi, the Vice President, acting Chief Financial Officer and Treasurer of EXCO Resources, Inc. (the “Company”), submitted notice of his departure from his positions as an officer and employee of the Company and its subsidiaries and affiliates, effective as of the close of business on November 2, 2016. Mr. Peracchi currently serves as the Company’s principal financial officer for Securities and Exchange Commission (“SEC”) reporting purposes. Mr. Peracchi’s resignation is not the result of any material disagreement with the Company regarding its operations, policies or practices.

On October 25, 2016, the Company’s board of directors appointed Tyler Farquharson, the Company’s current Vice President of Strategic Planning, as the Company’s acting Chief Financial Officer and Treasurer, as well as designated Mr. Farquharson as the Company’s principal financial officer for SEC reporting purposes, in each case effective as of the date of Mr. Peracchi’s departure. Mr. Farquharson will continue to serve as the Company’s Vice President of Strategic Planning.

Tyler Farquharson, age 34, became the Company’s Vice President of Strategic Planning in August 2016. Prior to this, Mr. Farquharson served in various roles and most recently as the Company’s Strategic Analysis and Financial Planning Director. Mr. Farquharson joined the Company in August 2005 as a Financial Analyst. He received his Bachelor’s degree in Finance from the University of Kansas in 2005.

There are no arrangements or understandings between Mr. Farquharson and any other persons pursuant to which Mr. Farquharson was selected to serve as an officer of the Company. In addition, there are no transactions between the Company and Mr. Farquharson or his immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On October 25, 2016, the Company issued a press release announcing the departure of Mr. Peracchi and changes to the Company’s management. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 (including the information in Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated October 25, 2016, issued by EXCO Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: October 25, 2016	By:	/s/ W. Justin Clarke
	Name:	W. Justin Clarke
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated October 25, 2016, issued by EXCO Resources, Inc.